CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of GAMCO International Growth Fund, Inc. (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    September 1, 2006                  /s/ Bruce N. Alpert
     ----------------------                 ------------------------------------
                                            Bruce N. Alpert,
                                            Principal Executive Officer



I, Agnes Mullady, Principal Financial Officer & Treasurer of GAMCO International Growth Fund, Inc. (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    September 1, 2006                  /s/ Agnes Mullady
     ----------------------                 ------------------------------------
                                            Agnes Mullady, Principal Financial
                                            Officer & Treasurer